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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                           SECURITIES PLEDGE AGREEMENT

            THIS AGREEMENT is made as of the 3rd day of April, 2002,


BY: SPORT MASKA INC., a corporation organized under the laws of the Province of New Brunswick and having its chief executive office at 3500 boul. de Maisonneuve, Suite 1210, Westmount, Quebec Canada H3Z 3C1

                              (the "Corporation")

IN FAVOUR OF:                 BNY TRUST COMPANY OF CANADA, having an office at 4
                              King Street, Suite 1101, Toronto, Ontario Canada
                              M5H 1B6

                              (the "Collateral Agent")

RECITALS:

A.    The Corporation has entered into the Indenture with the Trustee.

B. It is a condition of the Indenture that the Corporation enter into this Agreement.

            NOW THEREFORE in consideration of the sum of $1.00 and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Corporation agrees with the Collateral Agent as follows:

                                   ARTICLE 1.
                                 INTERPRETATION

1.1.        DEFINITIONS

            In this Agreement:

    1.1.1. "THIS AGREEMENT", "HERETO", "HEREIN", "HEREOF", "HEREBY", "HEREUNDER" and any similar expressions refer to this Agreement, as may be amended, supplemented or restated from time to time, and not to any particular Article, section or other portion hereof;

    1.1.2. "BUSINESS DAY" has the meaning attributed to such term in the Indenture;

    1.1.3. "CANADIAN COLLATERAL AGENCY AGREEMENT" means the Canadian collateral agency agreement dated as of April 3, 2002 between, among others, The Hockey Company, Sport Maska Inc., the Trustee and the Collateral Agent, as amended, supplemented or replaced from time to time;

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    1.1.4. "COLLATERAL" means all of the property of the Corporation subject to, or intended to be subject to, the Security Interest, and any reference to "COLLATERAL" shall be deemed to be a reference to "COLLATERAL OR ANY PART THEREOF" except where otherwise specifically provided;

    1.1.5. "COLLATERAL AGENT" means BNY Trust Company of Canada, and its successors and assigns;

    1.1.6. "CORPORATION" means Sport Maska Inc., a corporation organized under the laws of New Brunswick, and its successors and assigns;

    1.1.7. "EVENT OF DEFAULT" has the meaning attributed to such term in the Indenture;

    1.1.8. "HOLDER" has the meaning attributed to such term in the Indenture;

    1.1.9. "INDENTURE" means the indenture dated as of April 3, 2002 between, among others, The Hockey Company, Sport Maska Inc., and the Trustee, as amended, supplemented or replaced from time to time;

    1.1.10. "INTANGIBLE" has the meaning attributed to such term in the PPSA;

    1.1.11. "INTERCREDITOR AGREEMENT" means the intercreditor agreement dated as of April 3, 2002 between General Electric Capital Corporation, General Electric Capital Canada Inc., the Collateral Agent, the Trustee, The Hockey Company, the Corporation and others, as amended, supplemented or replaced from time to time;

    1.1.12. "LIEN" means any mortgage, pledge, charge, assignment, security interest, hypothec, lien or other encumbrance, including, without limitation, any agreement to give any of the foregoing, or any conditional sale or other title retention agreement;

    1.1.13. "NOTES" has the meaning attributed to such term in the Indenture;

    1.1.14. "OBLIGATIONS" means all of the obligations, liabilities and indebtedness of the Corporation to the Holders, the Trustee or the Collateral Agent from time to time, whether present or future, absolute or contingent, liquidated or unliquidated, as principal or as surety, alone or with others, of whatsoever nature or kind, in any currency or otherwise, under:

            1.1.14.1. the Notes;

            1.1.14.2. the Indenture;

            1.1.14.3. the Security Agreements (including this Agreement); and

            1.1.14.4. the Canadian Collateral Agency Agreement;

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    or any one or more of the foregoing as the same may be amended, supplemented or replaced from time to time; and any other document or agreement executed by the Corporation in connection therewith;

    1.1.15. "PERMITTED LIENS" has the meaning attributed to such term in the Indenture;

    1.1.16. "PERSON" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

    1.1.17. "PPSA" means the PERSONAL PROPERTY SECURITY ACT (Ontario) as amended from time to time and any Act substituted therefor and amendments thereto;

    1.1.18. "PROCEEDS" means identifiable or traceable personal property in any form derived directly or indirectly from any dealing with Collateral or the proceeds therefrom, and includes any payment representing indemnity or compensation for loss of or damage to the Collateral or proceeds therefrom;

    1.1.19. "SECURITY" means a document that is,

            1.1.19.1. issued in bearer, order or registered form,

            1.1.19.2. of a type commonly dealt in upon securities exchanges or markets or commonly recognized in any area in which it is issued or dealt in as a medium for investment,

            1.1.19.3. one of a class or series or by its terms is divisible into a class or series of documents, and

            1.1.19.4. evidence of a share, participation or other interest in property or in an enterprise or is evidence of an obligation of the issuer,

            1.1.19.5. and includes an uncertificated security within the meaning of Part VI (Investment Securities) of the BUSINESS CORPORATIONS ACT (Ontario);

    1.1.20. "SECURITY AGREEMENTS" has the meaning attributed to such term in the Indenture;

    1.1.21. "SECURITY INTEREST" has the meaning attributed to such term in section 2.1.;

    1.1.22. "TRUSTEE" means The Bank of New York, as trustee under the Indenture, and its successors and assigns; and

    1.1.23. "U.S. LEGAL TENDER" has the meaning attributed to such term in the Indenture.

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1.2.        HEADINGS

            The inclusion of headings in this Agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3.        REFERENCES TO ARTICLES AND SECTIONS

            Whenever in this Agreement a particular Article, section or other portion thereof is referred to then, unless otherwise indicated, such reference pertains to the particular Article, section or portion thereof contained herein.

1.4.        CURRENCY

            Except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in U.S. Legal Tender.

1.5.        GENDER AND NUMBER

            In this Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.6.        INVALIDITY OF PROVISIONS

            Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect.

1.7.        AMENDMENT, WAIVER

            No amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

1.8.        GOVERNING LAW, ATTORNMENT

            This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the Corporation hereby irrevocably attorns to the jurisdiction of the courts of Ontario.

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                                   ARTICLE 2.
                                SECURITY INTEREST

2.1.        CREATION OF SECURITY INTEREST

            The Corporation hereby grants to the Collateral Agent, for and on behalf of the Trustee, by way of security interest, pledge, charge, assignment and hypothec, a security interest (the "Security Interest") in:

    2.1.1. one (1) Class B Preferred Share in the capital of SLM Trademark Acquisition Canada Corporation;

    2.1.2. all other shares in the capital of SLM Trademark Acquisition Canada Corporation, and all warrants, options or other rights to acquire such shares, which the Corporation now owns or may hereafter acquire;

    2.1.3. all other Securities which the Corporation now owns or may hereafter acquire and which are hereafter intended to be subject to the terms of this Agreement;

    2.1.4. all Securities and other personal property of any kind which may hereafter be acquired by the Corporation in renewal of, substitution for, as owner of, or as a result of the exercise of any rights relating to, any of the property described in this section;

    2.1.5. all dividends, income or other distributions, whether paid or distributed in cash, Securities or other property, in respect of any of the property described in this section;

    2.1.6. all Intangibles now or hereafter relating in any way to any of the property described in this section; and

    2.1.7. all Proceeds of any of the property described in this section.

2.2.        ATTACHMENT

            The attachment of the Security Interest has not been postponed and the Security Interest shall attach to any particular Collateral as soon as the Corporation has rights in such Collateral.

                                   ARTICLE 3.
                               OBLIGATIONS SECURED

3.1.        OBLIGATIONS SECURED

            The Security Interest granted hereby secures payment, performance and satisfaction of the Obligations.

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                                   ARTICLE 4.
                             DEALING WITH COLLATERAL

4.1.        RESTRICTIONS ON DEALING WITH COLLATERAL

            The Corporation shall not, except in accordance with the Indenture, without the prior consent in writing of the Collateral Agent:

    4.1.1. sell, assign, transfer, exchange, or otherwise dispose of the Collateral except to the extent permitted by section 4.4.1.1; and

    4.1.2. create, assume or suffer to exist any Lien upon the Collateral.

            No provision hereof shall be construed as a subordination or postponement of the Security Interest to or in favour of any other Lien, whether or not such Lien is permitted hereunder or otherwise.

4.2.        REGISTRATION OF COLLATERAL IN NAME OF COLLATERAL AGENT

            The Corporation shall, at the request of the Collateral Agent, deliver to the Collateral Agent appropriate powers of attorney for transfer in blank, duly executed, in respect of such of the Collateral as is registrable.

4.3.        NOTICES AND OTHER COMMUNICATIONS IN RESPECT OF COLLATERAL

            The Corporation shall deliver promptly to the Collateral Agent copies of all notices or other communications received by the Corporation in respect of the Collateral. Unless an Event of Default has occurred and is continuing, the Collateral Agent shall deliver promptly to the Corporation all notices or other communications received by the Collateral Agent or its nominee in respect of the Collateral. After the occurrence and during the continuance of an Event of Default, the Corporation waives all rights to receive any notices or communications received by the Collateral Agent or its nominee in respect of the Collateral.

4.4.        VOTING AND OTHER RIGHTS

    4.4.1. So long as no Event of Default has occurred and is continuing:

            4.4.1.1. the Corporation may exercise all rights to vote and to exercise all rights of conversion or retraction or other similar rights with respect to any Collateral; provided that no such exercise will have an adverse effect on the value of such Collateral and all reasonable expenses of the Collateral Agent in connection therewith have been paid in full and provided further that, upon the exercise of the conversion or retraction right, the additional Collateral resulting therefrom shall be paid or delivered to the Collateral Agent; and

            4.4.1.2. if necessary and subject to the proviso in section 4.4.1.1, the Collateral Agent shall grant, or shall cause its nominee to grant, to the

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            Corporation or its nominee a proxy to vote and to exercise all rights of conversion or retraction or other similar rights with respect to any Collateral registered in the name of the Collateral Agent or its nominee, upon demand by the Corporation.

    4.4.2. After the occurrence and during the continuance of an Event of
    Default:

            4.4.2.1. no proxy granted by the Collateral Agent or its nominee to the Corporation or its nominee pursuant to section 4.4.1 shall thereafter be effective;

            4.4.2.2. the Corporation shall have no rights to vote or take any other action with respect to any Collateral; and

            4.4.2.3. the Collateral Agent may, but shall not be obliged to, vote and take all other action with respect to any Collateral.

4.5.        DELIVERY OF COLLATERAL TO COLLATERAL AGENT

            All Collateral received at any time by or on behalf of the Corporation, whether before or after the occurrence of an Event of Default, shall be received and held by or on behalf of the Corporation in trust, or as agent in the Province of Quebec, for the Collateral Agent and shall be delivered to the Collateral Agent immediately upon such receipt.

4.6.        FURTHER ASSURANCES

            The Corporation shall at its own expense do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, security agreements, pledges, charges, assignments, hypothecs, powers of attorney and assurances (including instruments supplemental or ancillary hereto) and such financing statements as the Collateral Agent may from time to time reasonably request to perfect and maintain perfection of its security on the Collateral.

                                   ARTICLE 5.
                         REPRESENTATIONS AND WARRANTIES

5.1.        REPRESENTATIONS AND WARRANTIES

    5.1.1. The Corporation represents and warrants that this Agreement is granted in accordance with a resolution of the directors of the Corporation and all matters and things have been done and performed so as to authorize and make the execution and delivery of this Agreement, and the performance of the Corporation's obligations hereunder, legal, valid and binding.

    5.1.2. The Corporation represents and warrants that the Corporation lawfully owns and possesses all Collateral now held and has good title thereto, free from all Liens, except Permitted Liens, and the Corporation has good right and lawful authority to grant a security interest in the Collateral as provided by this Agreement.

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                                   ARTICLE 6.
                                    REMEDIES

6.1.        REMEDIES AVAILABLE

            After the occurrence and during the continuance of an Event of Default, the Collateral Agent may, either directly or through its agents or nominees, sell or otherwise dispose of, or concur in selling or otherwise disposing of, whether by public sale, private sale or otherwise, Collateral in such manner and on such terms as it considers to be commercially reasonable. In addition, the Collateral Agent shall have the following rights, powers and remedies:

    6.1.1. to make payments to Persons having prior rights or Liens on the Collateral; and

    6.1.2. to demand, commence, continue or defend proceedings in the name of the Collateral Agent or in the name of the Corporation for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of, or otherwise enforcing rights, powers or remedies with respect to, the Collateral and to give effectual receipts and discharges therefor.

            In addition to the rights granted in this Agreement and in any other agreement now or hereafter in effect between the Corporation and the Collateral Agent and in addition to any other rights the Collateral Agent may have at law or in equity or otherwise, the Collateral Agent shall have, both before and after the occurrence of an Event of Default, all rights and remedies of a secured party under the PPSA.

            The Collateral Agent may incur reasonable expenses in the exercise of its rights, powers and remedies set out in this Agreement.

6.2.        POSSESSION OF COLLATERAL

            The Corporation acknowledges that, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may at any time take possession of Collateral wherever it may be located and by any method permitted by law.

6.3.        REMEDIES NOT EXCLUSIVE

            All rights, powers and remedies of the Collateral Agent under this Agreement may be exercised separately or in combination and shall be in addition to, and not in substitution for, any other security now or hereafter held by the Collateral Agent and any other rights, powers and remedies of the Collateral Agent however created or arising. No single or partial exercise by the Collateral Agent of any of the rights, powers and remedies under this Agreement or under any other security now or hereafter held by the Collateral Agent shall preclude any other and further exercise of any other right, power or remedy pursuant to this Agreement or any other security or at law, in equity or otherwise. After the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to proceed against Collateral or any other security in such order and in such manner as it shall determine without waiving any rights,

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powers or remedies which the Collateral Agent may have with respect to this
Agreement or any other security or at law, in equity or otherwise. No delay or omission by the Collateral Agent in exercising any right, power or remedy hereunder or otherwise shall operate as a waiver thereof or of any other right, power or remedy.

6.4.        CORPORATION LIABLE FOR DEFICIENCY

            The Corporation shall remain liable to the Collateral Agent for any deficiency after the proceeds of any sale or other disposition of Collateral are received by the Collateral Agent.

6.5.        EXCLUSION OF LIABILITY OF COLLATERAL AGENT

            Except as required by law or in the event of gross negligence or wilful misconduct by the Collateral Agent, the Collateral Agent shall not be liable for any exercise or any failure to exercise its rights, powers or remedies arising hereunder or otherwise, including, without limitation, taking possession of, collecting, enforcing, realizing, selling or otherwise disposing of, preserving or protecting the Collateral, or taking any steps or proceedings for any such purposes or any failure to do any of the foregoing. The Collateral Agent shall not have any obligation to examine any notices or other communications with respect to the Collateral or to advise the Corporation of the expiry of any warrants, options or other rights in respect of or comprising the Collateral or to advise the Corporation of any other matter relating to any Persons which are issuers of any Collateral, and the Collateral Agent shall not have any obligation to take any steps or proceedings to preserve rights against prior parties to or in respect of the Collateral, whether or not in the Collateral Agent's possession. Subject to the foregoing, the Collateral Agent shall use reasonable care in the custody and preservation of the Collateral in its possession.

6.6.        NOTICE OF SALE

            Unless required by law, the Collateral Agent shall not be required to give the Corporation any notice of any sale or other disposition of the Collateral, the date, time and place of any public sale of Collateral or the date after which any private disposition of Collateral is to be made.

6.7.        CURRENCY CONVERSION

            In the event that from time to time any of the Collateral, or any portion of any of the Collateral, is in a currency different from the currency of any of the Obligations, the Collateral Agent may convert the Collateral, or any portion thereof, from U.S. Legal Tender into currency of Canada ("Canadian Legal Tender") or Canadian Legal Tender into U.S. Legal tender, or, if for the purpose of obtaining or enforcing judgment against the Corporation in any Court in any jurisdiction, it becomes necessary to convert U.S. Legal Tender into Canadian Legal Tender or Canadian Legal Tender into U.S. Legal Tender, then the conversion shall be made at the rate of exchange quoted by The Bank of New York as its spot rate of exchange for the conversion of U.S. Legal Tender or Canadian Legal Tender, as applicable (the "First Currency"), to the other

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(the "Second Currency") at approximately noon (New York time) on such day (the
"Conversion Rate") that is the first Business Day prior to the day on which payment is received.

            If the conversion is not able to be made in the manner contemplated by the preceding paragraph in the jurisdiction in which the action or proceeding is brought, then the conversion shall be made at the Conversion Rate on the day on which the judgment is given.

            If the Conversion Rate on the date of payment is different from the Conversion Rate on such first Business Day or on the date of judgment, as the case may be, the Corporation shall pay such additional amount (if any) in the Second Currency as may be necessary to ensure that the amount paid on such payment date is the aggregate amount in the Second Currency which, when converted at the Conversion Rate on the date of payment, is the amount due in the First Currency, together with all costs, charges and expenses of conversion. Any additional amount owing by the Corporation pursuant to the provisions of this section shall be due as a separate debt and shall give rise to a separate cause of action and shall not be affected by or merged into any judgment obtained for any other amounts due under or in respect of the Notes, the Indenture or any of the Security Agreements (including this Agreement).

                                   ARTICLE 7.
                             APPLICATION OF PROCEEDS

7.1.        APPLICATION OF PROCEEDS

            The Proceeds arising from the enforcement of the Security Interest as a result of the possession by the Collateral Agent of the Collateral or from any sale or other disposition of, or realization of security on, the Collateral (except following acceptance of Collateral in satisfaction of the Obligations) shall be applied by the Collateral Agent in the following order, except to the extent otherwise required by law or the Indenture:

    7.1.1. first, in payment of the Collateral Agent's reasonable costs, charges and expenses (including legal fees on a solicitor and his own client basis) incurred in the exercise of all or any of the rights, powers or remedies granted to it under this Agreement and any amounts due to the Collateral Agent under the Canadian Collateral Agency Agreement;

    7.1.2. second, in payment of amounts paid by the Collateral Agent pursuant to section 6.1.1;

    7.1.3. third, in payment of all money borrowed or advanced by the Collateral Agent, if any, pursuant to the exercise of the rights, powers or remedies set out in this Agreement and any interest thereon;

    7.1.4. fourth, in payment of the remainder of the Obligations; and

    7.1.5. last, to the Corporation or as otherwise required by applicable law.

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7.2.        MONIES ACTUALLY RECEIVED

            The Corporation shall be entitled to be credited only with the actual Proceeds arising from the possession, sale or other disposition of, or realization of security on, the Collateral when received by the Collateral Agent and such actual Proceeds shall mean all amounts received in cash by the Collateral Agent upon such possession, sale or other disposition of, or realization of security on, the Collateral.

                                   ARTICLE 8.
                                     GENERAL

8.1.        POWER OF ATTORNEY

            After the occurrence and during the continuance of an Event of Default, the Corporation hereby appoints the Collateral Agent, as the Corporation's attorney, with full power of substitution, in the name and on behalf of the Corporation, to execute, deliver and do all such acts, deeds, documents, transfers, demands, conveyances, assignments, contracts, assurances, consents, financing statements and things as the Corporation has herein agreed to execute, deliver and do or as may be required by the Collateral Agent to give effect to this Agreement or in the exercise of any rights, powers or remedies hereby conferred on the Collateral Agent, and generally to use the name of the Corporation in the exercise of all or any of the rights, powers or remedies hereby conferred on the Collateral Agent. This appointment, coupled with an interest, shall not be revoked by the insolvency, bankruptcy, dissolution, liquidation or other termination of the existence of the Corporation or for any other reason.

8.2.        EXPENSES

            The Corporation shall pay to the Collateral Agent on demand all of the Collateral Agent's reasonable costs, charges and expenses (including, without limitation, legal fees on a solicitor and his own client basis) in connection with the preparation, registration or amendment of this Agreement, the perfection or preservation of the Security Interest, the enforcement by any means of any of the provisions hereof or the exercise of any rights, powers or remedies hereunder, together with interest thereon from the date each of such costs, charges and expenses were incurred to the date of payment at the rate normally charged by the Collateral Agent or similar accounts.

8.3.        INDEMNITY

            The Corporation shall indemnify the Collateral Agent and its nominees against all costs, expenses, liabilities, claims, demands, damages, losses, actions and proceedings of any kind which the Collateral Agent or its nominees may suffer or incur by reason of the Collateral Agent being now or hereafter a holder, or registered as owner, of the Collateral, except for such costs, expenses, liabilities, claims, demands, damages, losses, actions and proceedings caused by the gross negligence or wilful misconduct of the Collateral Agent.

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8.4.        SET-OFF

            After the occurrence and during the continuance of an Event of Default, the Collateral Agent may, without notice to the Corporation or to any other Person, set-off, appropriate and apply any and all deposits, general or special, matured or unmatured, held by or for the benefit of the Corporation with the Collateral Agent, and any other indebtedness and liability of the Collateral Agent to the Corporation, matured or unmatured, against and on account of the Obligations when due, in such order of application as the Collateral Agent may from time to time determine.

8.5.        DEALINGS WITH OTHERS

            The Collateral Agent may grant extensions of time and other indulgences, take and give up security, accept compositions, make settlements, grant releases and discharges and otherwise deal with the Corporation, debtors of the Corporation, sureties and other Persons and with Collateral and other security as the Collateral Agent sees fit, without prejudice to the liability of the Corporation to the Collateral Agent or the rights, powers and remedies of the Collateral Agent under this Agreement.

8.6.        NO OBLIGATION TO ADVANCE

            Nothing herein contained shall in any way obligate the Collateral Agent to advance any funds, or otherwise make or continue to make any credit available, to the Corporation.

8.7.        PERFECTION OF SECURITY

            The Corporation authorizes the Collateral Agent to file such financing statements and other documents and do such acts, matters and things as the Collateral Agent may consider appropriate to perfect and continue the Security Interest, to protect and preserve the interest of the Collateral Agent in Collateral and to realize upon the Security Interest.

8.8.        COMMUNICATION

            Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            if to the Corporation:

            Sport Maska Inc.
            3500 boul. de Maisonneuve, Suite 1210
            Westmount, Quebec Canada H3Z 3C1
            Facsimile No.:  (514) 932-6020

            if to the Collateral Agent:

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            BNY Trust Company of Canada
            4 King Street West
            Suite 1101
            Toronto, Ontario Canada M5H 1B6
            Facsimile:  (416) 360-1711

            Attention:  George Bragg

            Each of the Corporation and the Collateral Agent by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Corporation or the Collateral Agent shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledges, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

            Notwithstanding the foregoing, if the PPSA requires that a notice or other communication be given in a specified manner, then any such notice or communication shall be given in such manner.

8.9.        NO MERGER

            This Agreement shall not operate so as to create any merger or discharge of any of the Secured Obligations, or of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest of any form held or which may hereafter be held by the Collateral Agent from the Corporation or from any other person whomsoever. The taking of a judgement with respect to any of the Secured Obligations will not operate as a merger of any of the covenants contained in this Agreement.

8.10.       SUCCESSORS AND ASSIGNS

            This Agreement shall be binding on the Corporation and its successors and shall enure to the benefit of the Collateral Agent and its successors and assigns. This Agreement shall be assignable by the Collateral Agent free of any set-off, counter-claim or equities between the Corporation and the Collateral Agent, and the Corporation shall not assert against an assignee of the Collateral Agent any claim or defense that the Corporation has against the Collateral Agent.

8.11.       AMALGAMATION OF CORPORATION

            The Corporation hereby acknowledges and agrees that, subject to compliance with the Security Agreements, in the event it amalgamates with any other corporation or corporations, it is the intention of the parties hereto that the term "Corporation", when used herein, shall apply to each of the amalgamating corporations and to the amalgamated corporation, such that the security interest granted hereby:

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    8.11.1. shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating corporations and the amalgamated corporation at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated corporation;

    8.11.2. shall secure the Corporation's "Secured Obligations" (as that term is herein defined) of each of the amalgamating corporations and the amalgamated corporation to the Collateral Agent, for and on behalf of the Trustee, at the time of amalgamation and any "Secured Obligations" of the amalgamated corporation to the Collateral Agent, for and on behalf of the Trustee, thereafter arising; and

    8.11.3. shall attach to "Collateral" owned by each corporation amalgamating with the Corporation and by the amalgamated corporation, at the time of amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated corporation when such becomes owned or is acquired.

8.12.       COPY RECEIVED

            The Corporation hereby acknowledges receipt of a copy of this Agreement and a copy of the financing statement/verification statement registered under the PPSA in respect of the Security Interest. The receipt by the Corporation's legal counsel of a financing statement or financing change statement, or a copy thereof, shall be deemed to be receipt of same by the Corporation.

8.13.       INTERCREDITOR AGREEMENT

            Notwithstanding any provision herein to the contrary, in case of any conflict or inconsistency between the provisions of this Agreement and those of the Intercreditor Agreement, including, without limitation, with respect to the rights and obligations of the parties and the conditions and terms on which security interests may be enforced, the provisions of the Intercreditor Agreement shall prevail and be paramount.

            IN WITNESS WHEREOF the Corporation has executed this Agreement as of the day first above written.

                                    SPORT MASKA INC.

                                    by: /s/ Robert A. Desrosiers
                                        -------------------------------
                                        Name: Robert A. Desrosiers
                                        Title: Vice President, Finance
                                               and Administration


                                    by:_______________________________________
                                       Name:
                                       Title: